Supplemental Equity and Comprehensive Income Information	12 Months Ended
Dec. 31, 2010
Supplemental Equity and Comprehensive Income Information
Supplemental Equity and Comprehensive Income Information

NOTE 6.  Supplemental Equity and Comprehensive Income Information

Common stock ($.01 par value per share) of 3.0 billion shares is authorized, with 944,033,056 shares issued. Treasury stock is reported at cost, with 232,055,448 shares at December 31, 2010, 233,433,937 shares at December 31, 2009, and 250,489,769 shares at December 31, 2008. Preferred stock, without par value, of 10 million shares is authorized but unissued.

The components of other comprehensive income (loss) and accumulated other comprehensive income (loss) attributable to 3M follow.

Accumulated Other Comprehensive Income (Loss) Attributable to 3M

(Millions)	Dec. 31, 2010	Dec. 31, 2009
Cumulative translation adjustment	$374	$122
Defined benefit pension and postretirement plans adjustment	(3,879)	(3,831)
Debt and equity securities, unrealized gain (loss)	(6)	(9)
Cash flow hedging instruments, unrealized gain (loss)	(32)	(36)
Total accumulated other comprehensive income (loss)	$(3,543)	$(3,754)

Components of Comprehensive Income (Loss) Attributable to 3M

Years ended December 31

(Millions)	2010	2009	2008
Net income attributable to 3M	$4,085	$3,193	$3,460

Cumulative translation	213	288	(920)
Tax effect	(8)	(2)	32
Cumulative translation - net of tax	205	286	(888)

Defined benefit pension and postretirement plans adjustment	(68)	(442)	(3,258)
Tax effect	28	133	1,186
Defined benefit pension and postretirement plans adjustment - net of tax	(40)	(309)	(2,072)

Debt and equity securities, unrealized gain (loss)	5	17	(18)
Tax effect	(2)	(7)	7
Debt and equity securities, unrealized gain (loss) - net of tax	3	10	(11)

Cash flow hedging instruments, unrealized gain (loss)	6	(130)	124
Tax effect	(2)	50	(52)
Cash flow hedging instruments, unrealized gain (loss) - net of tax	4	(80)	72

Total comprehensive income (loss) attributable to 3M	$4,257	$3,100	$561

Reclassification adjustments are made to avoid double counting in comprehensive income items that are also recorded as part of net income. Reclassifications to earnings from accumulated other comprehensive income that related to pension and postretirement expense in the income statement were $306 million pre-tax ($197 million after-tax) in 2010, $141 million pre-tax ($92 million after-tax) in 2009, and $79 million pre-tax ($52 million after-tax) in 2008. These pension and postretirement expense pre-tax amounts are shown in the table in Note 11 as amortization of transition (asset) obligation, amortization of prior service cost (benefit) and amortization of net actuarial (gain) loss. Cash flow hedging instruments reclassifications are provided in Note 12. Reclassifications to earnings from accumulated other comprehensive income for debt and equity securities were not material for 2010, and as shown in the auction rate securities table in Note 13, primarily relate to a loss of approximately $2 million pre-tax for 2009 and a loss of approximately $6 million pre-tax for 2008. Other reclassification adjustments were not material. Income taxes are not provided for foreign translation relating to permanent investments in international subsidiaries, but tax effects within cumulative translation does include impacts from items such as net investment hedge transactions.

Purchase of Subsidiary Shares and Transfers of Ownership Interests Involving Non-Wholly Owned Subsidiaries

During the second half of 2009 and the first half of 2010, 3M effected a purchase of subsidiary shares and transfers of ownership interests to align activities in Japan and to simplify the Company’s ownership structure. As a result of these activities, beginning in June 2010 the Company has a wholly owned subsidiary in the region in addition to its majority owned Sumitomo 3M Limited entity (Sumitomo 3M). Because the Company retained its controlling interest in the subsidiaries involved, these activities resulted in changes to 3M Company shareholders’ equity and noncontrolling interest. These activities included the following:

•                  During the second half of 2009, a wholly owned subsidiary that, in turn, owned a portion of the Company’s majority owned Sumitomo 3M, was transferred to another subsidiary (referred to herein as 3M HC) that was majority, rather than wholly, owned. Sumitomo 3M also owned a portion of 3M HC. As a result of the transaction, 3M’s effective ownership in Sumitomo 3M was reduced from 75 percent to 71.5 percent. The transfer resulted in a decrease in 3M Company shareholders’ equity and an increase in noncontrolling interest of $81 million in the second half of 2009.

•                  During the first quarter of 2010, majority owned 3M HC which, as a result of the transfer above owned a portion of the Company’s majority owned Sumitomo 3M, transferred this interest to Sumitomo 3M. In addition, Sumitomo 3M purchased a portion of its shares held by its noncontrolling interest, Sumitomo Electric Industries, Ltd. (SEI), by paying cash of 5.8 billion Japanese Yen and entering into a note payable to SEI of 17.4 billion Japanese Yen (approximately $63 million and $188 million, respectively, based on applicable exchange rates at that time). As a result of these transactions, 3M’s effective ownership in Sumitomo 3M was increased from 71.5 percent to 75 percent. The cash paid as a result of the purchase of Sumitomo 3M shares from SEI was classified as an investing activity in the consolidated statement of cash flows. The remainder of the purchase financed by the note payable to SEI was considered non-cash investing and financing activity in the first quarter of 2010. These transactions resulted in an increase in 3M Company shareholders’ equity of $22 million and a decrease in noncontrolling interest of $278 million in the first quarter of 2010.

•                  During the second quarter of 2010, majority owned Sumitomo 3M transferred its interest in 3M HC to 3M HC. As a result of this transaction, 3M HC became wholly owned by the Company. The transfer resulted in an increase in 3M Company shareholders’ equity and a decrease in noncontrolling interest of $24 million in the second quarter of 2010.

3M also acquired the remaining noncontrolling interest of a previously majority owned subsidiary for an immaterial amount during the first half of 2010. In addition, as discussed in Note 2, in October 2010 3M acquired a controlling interest in Cogent Inc. via a tender offer and in December 2010 completed a second-step merger for the same amount per outstanding share as the tender offer, thereby acquiring the remaining noncontrolling interest in Cogent Inc. The resulting October 2010 increase and December 2010 decrease in noncontrolling interest associated with the Cogent Inc. transactions are presented netting to zero with respect to the amount impacting noncontrolling interest in the consolidated statement of changes in equity. However, the December 2010 transaction resulted in an immaterial transfer from noncontrolling interest to 3M Company shareholders’ equity.

The following table summarizes the effects of these transactions on equity attributable to 3M Company shareholders for the respective periods.

(Millions)	2010	2009
Net income attributable to 3M	$4,085	$3,193
Transfer from (to) noncontrolling interest	43	(81)
Change in 3M Company shareholders’ equity from net income attributable to 3M and transfers from (to) noncontrolling interest	$4,128	$3,112